Exhibit 31.1

CERTIFICATION OF PERIODIC REPORT PURSUANT TO SECTION 302

OF SARBANES-OXLEY ACT OF 2002

I, the undersigned Clifton H. Morris, Jr., Chairman of the Board and Chief Executive Officer of AmeriCredit Corp. (the “Company”), certify that:

(1)	I have reviewed the Quarterly Report on Form 10-Q/A of the Company for the quarter ended March 31, 2003 (the “Report”);

(2)	Based on my knowledge, the Report does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which such statements were made, not misleading;

(3)	Based on my knowledge, the financial statements, and other financial information included in the Report, fairly present in all material respects the financial condition and results of operations of the Company as of, and for, the periods presented in the Report;

(4)	The Company’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 5d-14) for the Company and we have (a) designed such disclosure controls and procedures to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to us by others within these entities, particularly during the period in which the Report is being prepared; (b) evaluated the effectiveness of the Company’s disclosure controls and procedures as of a date within 90 days prior to the filing date of the Report (the “Evaluation Date”); and (c) presented in the Report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

(5)	The Company’s other certifying officers and I have disclosed, based on our most recent evaluation, to the Company’s auditors and to the Audit Committee of the Board of Directors: (a) all significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data and have identified for the Company’s auditors any material weaknesses in internal controls; and (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls; and

(6)	The Company’s other certifying officers and I have indicated in the Report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Dated: September 29, 2003

/s/ CLIFTON H. MORRIS, JR.
Clifton H. Morris, Jr.
Chairman of the Board and
Chief Executive Officer

CERTIFICATION OF PERIODIC REPORT PURSUANT TO SECTION 302

OF SARBANES-OXLEY ACT OF 2002

I, the undersigned Daniel E. Berce, President of AmeriCredit Corp. (the “Company”), certify that:

(1)	I have reviewed the Quarterly Report on Form 10-Q/A of the Company for the quarter ended March 31, 2003 (the “Report”);

(2)	Based on my knowledge, the Report does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which such statements were made, not misleading;

(3)	Based on my knowledge, the financial statements, and other financial information included in the Report, fairly present in all material respects the financial condition and results of operations of the Company as of, and for, the periods presented in the Report;

(4)	The Company’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 5d-14) for the Company and we have (a) designed such disclosure controls and procedures to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to us by others within these entities, particularly during the period in which the Report is being prepared; (b) evaluated the effectiveness of the Company’s disclosure controls and procedures as of a date within 90 days prior to the filing date of the Report (the “Evaluation Date”); and (c) presented in the Report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

(5)	The Company’s other certifying officers and I have disclosed, based on our most recent evaluation, to the Company’s auditors and to the Audit Committee of the Board of Directors: (a) all significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data and have identified for the Company’s auditors any material weaknesses in internal controls; and (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls; and

(6)	The Company’s other certifying officers and I have indicated in the Report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Dated: September 29, 2003

/s/ DANIEL E. BERCE
Daniel E. Berce President

CERTIFICATION OF PERIODIC REPORT PURSUANT TO SECTION 302

OF SARBANES-OXLEY ACT OF 2002

I, the undersigned, Preston A. Miller, Executive Vice President, Chief Financial Officer and Treasurer of AmeriCredit Corp. (the “Company”), certify that:

(1)	I have reviewed the Quarterly Report on Form 10-Q/A of the Company for the quarter ended March 31, 2003 (the “Report”);

(2)	Based on my knowledge, the Report does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which such statements were made, not misleading;

(3)	Based on my knowledge, the financial statements, and other financial information included in the Report, fairly present in all material respects the financial condition and results of operations of the Company as of, and for, the periods presented in the Report;

(4)	The Company’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 5d-14) for the Company and we have (a) designed such disclosure controls and procedures to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to us by others within these entities, particularly during the period in which the Report is being prepared; (b) evaluated the effectiveness of the Company’s disclosure controls and procedures as of a date within 90 days prior to the filing date of the Report (the “Evaluation Date”); and (c) presented in the Report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

(5)	The Company’s other certifying officers and I have disclosed, based on our most recent evaluation, to the Company’s auditors and to the Audit Committee of the Board of Directors: (a) all significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data and have identified for the Company’s auditors any material weaknesses in internal controls; and (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls; and

(6)	The Company’s other certifying officers and I have indicated in the Report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Dated: September 29, 2003

/s/ PRESTON A. MILLER
Preston A. Miller
Executive Vice President, Chief
Financial Officer and Treasurer